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                                                                    Exhibit 99.3
                                                                    ------------

                              FORBEARANCE AGREEMENT
                              ---------------------

         This Forbearance Agreement ("AGREEMENT") is made this 18th day of November, 1998 among Chrysalis International Corporation ("CHRYSALIS"), a Delaware corporation, Chrysalis International Preclinical Services Corporation, a Pennsylvania corporation, Chrysalis DNX Transgenic Sciences Corporation, an Ohio corporation and Chrysalis International Clinical Services Corporation, a Delaware corporation (the foregoing entities being hereinafter severally and collectively referred to and obligated as "BORROWER"), and First Union National Bank ("BANK"), a national banking association, the successor by merger to CoreStates Bank, N.A. ("CORESTATES") and Phoenix International Life Sciences Inc., a Canadian corporation ("BUYER").

                                   BACKGROUND
                                   ----------

         A. Pursuant to the terms and subject to the conditions set forth in that certain Term Loan and Security Agreement dated as of August 29, 1997 among Borrower and CoreStates, as amended pursuant to the terms and subject to the conditions set forth in (i) that certain First Amendment to Term Loan and Security Agreement dated as of September 24, 1997 among Borrower and CoreStates,
(ii) that certain Second Amendment to Loan Agreement dated as of March 16, 1998 among Borrower and CoreStates and (iii) that certain Third Amendment to Term Loan and Security Agreement dated as of March 20, 1998, to be effective as of February 1, 1998, among Borrower and Bank (as amended, the "LOAN AGREEMENT") and related instruments, agreements and documents (collectively, as amended, along with the Loan Agreement, the "FINANCING AGREEMENTS"), Borrower is currently indebted to Bank for repayment of a term loan made by CoreStates to Borrower in the original principal sum of Five Million ($5,000,000.00) Dollars (the "LOAN" or "TERM LOAN"), which indebtedness is evidenced by that certain Term Note dated August 29, 1997 in the principal sum of Five Million ($5,000,000.00) Dollars executed and delivered by Borrower to CoreStates and held by Bank (the "NOTE").

         B. To secure the existing and future debts, liabilities and obligations of Borrower to Bank, pursuant to the terms and subject to the conditions of (i) the Loan Agreement and that certain Security Agreement dated as of August 29, 1997 among Borrower and CoreStates (the "SECURITY AGREEMENT"), (ii) that certain Collateral Assignment of Contracts dated as of August 29, 1997 between Chrysalis and CoreStates (the "CONTRACT ASSIGNMENT") and (iii) that certain Stock Pledge Agreement dated as of August 29, 1997 between Chrysalis and CoreStates (the "STOCK PLEDGE"), Borrower granted to CoreStates and Bank holds continuing liens on and security interests in and to the following assets and the cash and noncash proceeds thereof (collectively, the "COLLATERAL"): all of Borrower's existing and future accounts, chattel paper, instruments, contract rights, investment accounts, documents, inventory, goods, equipment, general intangibles; the issued and outstanding shares of stock of each subsidiary of Chrysalis which is a party to the Loan Agreement and the other Financing Agreements; and an assignment of, and a lien on and security interest in and to, various contracts and agreements including, without limitation, certain licensing agreements relating to DNA microinjection technology, all as more fully described in the Loan Agreement and the Contract Assignment.

         C. Borrower has acknowledged and confirms that Borrower is in default of the Loan Agreement and the other Financing Agreements by virtue of Borrower's failure to comply with the



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following financial covenants as of September 30, 1998 and December 31, 1998:
Section 6.1.1 of the Loan Agreement (maintenance of Current Ratio); Section
6.1.3 of the Loan Agreement (maintenance of Consolidated Tangible Net Worth); and Section 6.1.4 (maintenance of ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth) (collectively, the "EXISTING DEFAULTS"). Borrower further acknowledges and confirms that as a result of the occurrence of the Existing Defaults, Bank has the unconditional right to accelerate the Obligations and, at its option, to otherwise exercise its rights and remedies under the Financing Agreements and applicable law against Borrower and the Collateral.

         D. Borrower has advised Bank that, concurrently herewith, pursuant to an Agreement and Plan of Merger dated as of November 18, 1998, among Buyer, Chrysalis and Phoenix Merger Sub Corp. ("MERGER SUB"), a Delaware corporation and a wholly owned subsidiary of Buyer (the "AGREEMENT AND PLAN OF MERGER"), on or before March 31, 1999 (the "MERGER DATE"), subject to the terms and conditions set forth in the Agreement and Plan of Merger, Merger Sub shall merge into Chrysalis (the "MERGER"), with Chrysalis being the surviving corporation in the Merger.

         E. Borrower has requested that Bank, among other things, (i) consent to Borrower's execution of the Agreement and Plan of Merger and its consummation of the transactions contemplated thereby (including the Merger), and (ii) refrain from exercising its rights and remedies under the Financing Agreements and applicable law for the period from the date of this Agreement through the earliest of (i) the date on which the Merger is consummated, (ii) January 31, 1999 or (iii) the date on which any Terminating Event (as hereinafter defined) occurs, and Bank is willing to do so under the terms and subject to the conditions set forth in this Agreement and the instruments, agreements and documents referred to in this Agreement.

         F. Borrower has requested that Buyer execute and deliver to Bank an Unconditional Guaranty ("GUARANTY") of Borrower's Obligations to Bank, secured by a Pledge and Assignment Agreement ("PLEDGE"). Buyer's decision to execute and deliver such Guaranty and Pledge to Bank is based in material part on the representations, covenants and agreements herein.

         NOW, THEREFORE, with the foregoing Background deemed incorporated hereinafter by this reference and hereby made a part hereof, the parties hereto, intending to be legally bound, hereby further covenant and agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

         2. CONFIRMATION OF EXISTING INDEBTEDNESS. Borrower hereby acknowledges and confirms that: the unpaid principal indebtedness of Borrower to Bank evidenced by the Note is, as of November 6, 1998, Four Million Six Hundred Eighty-Seven Thousand Five Hundred ($4,687,500.00) Dollars; interest on the Obligations has been paid through October 31, 1998; and the foregoing indebtedness, together with continually accruing interest and related costs, fees and expenses (including attorneys' fees) is, as of the date hereof, owing without claim, counterclaim, right of recoupment, defense or set-off of any kind or of any nature whatsoever.




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         3. RATIFICATION OF FINANCING AGREEMENTS.

            (a) Borrower hereby ratifies and confirms and reaffirms in all respects and without condition, all of the terms, covenants and conditions set forth in the Financing Agreements and agrees that Borrower remains liable to Bank in accordance with the respective terms, covenants and conditions of such instruments, agreements and documents, and that all liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Loan Agreement, the Security Agreement, the Contract Assignment, the Pledge Agreement and the other Financing Agreements are first priority liens, security interest, assignments and pledges (subject only to Permitted Liens), continue unimpaired, are in full force and effect, and secure and shall continue to secure all of the Obligations of Borrower to Bank including, without limitation, the Obligations evidenced by the Note.

            (b) Without limiting the generality of the foregoing, Borrower hereby further ratifies and confirms and reaffirms that the Collateral includes all right, title and interest of Borrower in, to and under Borrower's exclusive license under U.S. Patent 4,873,191 entitled "The Genetic Transformation of Zygotes" covering the use of DNA microinjection to create non- human transgenic mammals (the "PATENT") and all nonexclusive fee- and royalty-based sublicenses for three primary applications under the Patent and any future sublicenses under the Patent.

         4. CONSENT. Subject to satisfaction of all conditions precedent set forth in this Agreement, Bank consents, for all purposes of the Financing Agreements, to Borrower's (i) execution of the Transaction Documents (as that term is defined in the Agreement and Plan of Merger, and (ii) consummation by Borrower of the transactions (including the Merger) contemplated by the Transaction Documents.

         5. FORBEARANCE PERIOD; TERMINATING EVENTS. Bank agrees to forbear from exercising its rights and remedies under the Financing Agreements and applicable law which Bank is entitled to exercise as a result of the occurrence of the Existing Default during the period (the "FORBEARANCE PERIOD") commencing on the date of this Agreement and ending on the earliest to occur of (i) January 31, 1999, (ii) the date on which the Merger is consummated or (iii) the date on which any Terminating Event (as hereinafter defined) occurs (the "FORBEARANCE TERMINATION DATE"). For the purposes of this Agreement, the term "Terminating Event" shall mean the occurrence of any of the following events:

            (a) Any breach, default, violation or event of default (howsoever defined) under any of the Financing Agreements, other than the Existing Defaults, which remains unremedied for six (6) Business Days after the date of Bank's written notice to Borrower and Buyer of such breach, default, violation or event of default; provided, however, no notice shall be required for any failure of Borrower to pay any principal, interest or other sum when due and no grace, notice or cure period shall be applicable to any such payment failure;

            (b) The occurrence of any breach of warranty or representation or covenant set forth in this Agreement or the occurrence of any default, violation or event of default (howsoever defined) under any of the instruments, agreements or documents executed and/or delivered pursuant to Section 8 of this Agreement (the "FORBEARANCE AGREEMENTS"); or



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            (c) The occurrence of any breach, default, violation or event of default (howsoever defined) which is material, or termination under the instruments, agreements and documents now or hereafter executed and exchanged in connection with the Merger including, without limitation, the Agreement and Plan of Merger.

On the Forbearance Termination Date, without further notice to Borrower or any other action on the party of Bank to be taken, all Obligations shall be immediately due and payable.

         6. EXTENSION OF FORBEARANCE TERMINATION DATE. Subject to satisfaction of the following conditions (all instruments, agreements and documents to be in form and substance satisfactory to Bank and its counsel), Bank agrees to (i) extend the Forbearance Period through the earliest to occur of (A) March 31, 1999, (B) the date on which the Merger is consummated or (C) the date on which any Terminating Event occurs, (ii) to release to Borrower the cash collateral described in Subparagraph 8(e) of this Agreement for use by Borrower in the ordinary course of its business consistent with the Agreement and Plan of Merger, so long as the Agreement and Plan of Merger is in full force and effect;
(iii) should satisfaction of the following conditions occur prior to December 31, 1998, to waive the requirement that Borrower make a principal payment on account of the Obligations on such date; and (iv) to waive any default (in addition to the Existing Defaults) which may arise as of December 31, 1998 as a result of the financial condition of Borrower as of such date:

            (a) No Terminating Event shall have occurred and be continuing;

            (b) Buyer shall execute and deliver to Bank the Guaranty and Pledge;

            (c) Pursuant to the Pledge, to secure its liabilities and obligations under the Guaranty, Buyer shall pledge and assign to Bank a Bank-issued certificate of deposit (or other investment property satisfactory to Bank in its sole and absolute discretion) in an amount (or having a value) equal to the then-outstanding principal balance of the Loan and an amount equal to thirty (30) days' accrual of interest on such outstanding principal balance at the non-default rate set forth in the Note (which amount may be subject to increase in the event the rate of interest set forth in the Note changes), it being understood, acknowledged and agreed that under the Guaranty, Bank shall have recourse as against Buyer only to the collateral described in this Subparagraph; and

            (d) Buyer and Borrower hereby unconditionally acknowledge and agree that, upon the occurrence of any Terminating Event including, without limitation, the occurrence of any of the Events of Default set forth at Section
7.1.7 of the Loan Agreement, [without further notice to Borrower or Buyer,] Bank shall have the right, in its sole and absolute discretion, to apply the sums pledged to secure the Guaranty to satisfy the Guaranty, upon the satisfaction of which, Bank shall absolutely and irrevocably transfer, convey, assign, endorse and deliver to Buyer all of Bank's right, title and interest in and to the Financing Agreements, the Loan, the Note and all mortgages, security interests and liens securing or evidencing the same, free and clear of liens, claims and encumbrances, without representation, warranty or recourse of any kind, except that Bank has not previously sold, assigned or transferred the same, has title to, and the authority to do so, and that the amount applied to satisfy the Guaranty is the amount due by Borrower to Bank, and Buyer shall be subrogated to the rights of Bank in, to and under the Financing Agreements and the Forbearance Agreements. Borrower acknowledges and agrees that


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upon Buyer's satisfaction of its obligations under the Guaranty, Buyer shall be subrogated to the rights of Bank, shall be entitled to assert all rights and remedies against Borrower under the Financing Agreements, the Loan and the Note and shall hold all rights of Bank under the Financing Agreements, the Loan, the Note and the Forbearance Agreement.

         7. REPRESENTATIONS AND WARRANTIES. All representations and warranties set forth in the Loan Agreement and the other Financing Agreements are hereby reasserted and restated by Borrower, without qualification, as of the date hereof as if set forth at length herein. As a further inducement to Bank and Buyer to enter into this Agreement and the Guaranty and Pledge, Borrower further represents and warrants to Bank and Buyer as follows:

            (a) Borrower has the power, authority and capacity to enter into and perform this Agreement and the Forbearance Agreements and have, as applicable, taken all proper and necessary action to authorize the execution, delivery and performance of this Agreement and the Forbearance Agreements;

            (b) This Agreement and Forbearance Agreements are or, when delivered will be, valid, binding and enforceable against the Borrower in accordance with their respective terms;

            (c) No consent, approval or authorization of, or filing, registration or qualification with, any person or entity is required to be obtained by Borrower in connection with the execution and delivery of this Agreement and the Forbearance Agreements, or any undertaking or performance of any liability or obligation hereunder or thereunder including, without limitation, the consent or approval of any holder of any subordinated indebtedness of Borrower;

            (d) The execution and delivery of this Agreement and the Forbearance Agreements and the performance by Borrower of their obligations hereunder and thereunder will not conflict with, or result in breach of, any of the terms, covenants and provisions of any charter or bylaw provision of Borrower, or any judgment, writ, injunction or decree of any court or governmental authority, or any material agreement or instrument to which any Borrower is a party or by which any Borrower is or may be bound;

            (e) To the best of Borrower's knowledge, no representation or warranty by Borrower contained in the Agreement and Plan of Merger, this Agreement, or any Forbearance Agreements contains any untrue statements of material fact or omits to stating a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made;

            (f) Except for the Existing Defaults, to the best of Borrower's knowledge, no default, violation or Event of Default (howsoever defined) under the Financing Agreements, and no event which, with the passage of time or the giving of notice, or both, could constitute any such default, violation or Event of Default, has occurred and is continuing;

            (g) Except as disclosed is the Company Disclosure Schedule (as that term is defined in the Agreement and Plan of Merger), there are no judgments or judicial or administrative orders or proceedings pending, or to the knowledge of any Borrower threatened against or affecting any Borrower or the property of any Borrower in any court or before any


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governmental authority or arbitration board or tribunal that has had or reasonably could be expected to have a material adverse effect on Borrowers; and

            (h) The Agreement and Plan of Merger and all related instruments, agreements and documents (collectively, the "MERGER AGREEMENTS") are valid, binding and enforceable against the parties thereto in accordance with their respective terms and is in full force and effect.

            (i) All obligations and commitments of Bank or its predecessors to loan or advance funds or to provide any financial accommodations under the Financing Agreements have been fully and timely satisfied and performed, and Borrower shall not increase the principal amount of the existing indebtedness as of November 6, 1998.

Borrower hereby expressly acknowledges that the foregoing representations and warranties are being specifically relied upon by Bank and Buyer as a material inducement to Bank and Buyer to enter into this Agreement and to forbear from exercising Bank's rights and remedies under the Financing Agreements. The foregoing warranties and representations shall survive the execution and exchange of this Agreement and the delivery of the instruments, agreements and documents referred to in this Agreement.

         8. CONDITIONS PRECEDENT. As a condition precedent to this Agreement, including the agreement of Bank to forbear from exercising its rights and remedies under the Financing Agreements, Borrower shall provide to Bank (or cause to be provided to Bank) the following (all instruments, agreements and documents to be in form and substance satisfactory to Bank and its counsel):

            (a) This Agreement;

            (b) Certified (as of the date of this Agreement) copies of resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Forbearance Agreements;

            (c) Certificates (dated the date of this Agreement) of Borrower's corporate secretary as to the incumbency and specimen signatures of the officers of Borrower executing this Agreement and the Forbearance Agreements;

            (d) Borrower shall cause Buyer and Merger Sub to acknowledge that Bank holds a lien on and security interest in and to Borrower's right to receive the consideration, if any, payable to Borrower upon termination of the Agreement and Plan of Merger;

            (e) The assignment and pledge to Bank of not less than Three Million ($3,000,000.00) Dollars of United States Treasury securities acceptable to Bank in its exclusive discretion, together with the establishment of a pledge account (the "Pledge Account") for such securities and the execution and exchange of such instruments, agreements and documents as may be necessary to perfect Bank's liens on and security interests in and to such pledged securities;

            (f) An instrument (in form recordable with the United States Patent and Trademark Office) pursuant to which Borrower confirms that Bank has a lien on and security


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interest, and all rights of Borrower in, to and under, the exclusive license for the Patent and all rights in, to and under all existing and future sublicenses for the Patent and processes thereunder;

            (g) Evidence of the execution and delivery of the Agreement and Plan of Merger and the other Merger Agreements;

            (h) Payment to Bank of a forbearance fee in the amount of Fifty Thousand ($50,000.00) Dollars;

            (i) Payment of all outstanding fees and reasonable expenses of Bank in connection with the Financing Agreements, including fees and disbursements of counsel to Bank; and

            (j) Such other instruments, agreements and documents as may be required by Bank and/or its counsel.

         9. COVENANTS DURING THE FORBEARANCE PERIOD.

            (a) Borrower shall comply with all terms, covenants and conditions set forth in the Loan Agreement and the other Financing Agreements. Without limiting the generality of the foregoing, Borrower shall continue to pay interest as and when due on the outstanding principal balance of the Term Loan; provided, however, absent the existence of any Terminating Event, on December 31, 1998, Bank agrees that Three Hundred Twelve Thousand Five Hundred ($312,500.00) Dollars of the Cash Collateral maintained in the Pledge Account referred to above may be used to pay the principal payment owing as of such date, if such Cash Collateral is then being maintained in the Pledge Account.

            (b) Borrower shall comply in all material respects with all covenants to be performed by it under the Agreement and Plan of Merger and the other Merger Agreements.

            (c) Borrower shall furnish to Bank a copy of any notice received from Buyer or Merger Sub, and shall give prompt, written notice to Bank of any knowledge of the occurrence of any default, violation or event of default under the Agreement and Plan of Merger and the other Merger Agreements.

            (d) Borrower shall not borrow, and Bank shall not advance funds so as to cause an increase in the principal amount of the indebtedness, except as Bank may deem necessary to preserve and protect its loan and Collateral positions.

         10. SUBORDINATED INDEBTEDNESS. Reference is made to that certain Subordination Agreement dated March 16, 1998 among Chrysalis, Panlabs International, Inc. ("CREDITOR"), a Washington corporation, and CoreStates (the "SUBORDINATION AGREEMENT"). Borrower acknowledges that, pursuant to Paragraph
2.3 of the Subordination Agreement, Bank has the right to declare that all payments on account of Subordinated Indebtedness owing Creditor, with a denominated principal, interest, indemnification payments or otherwise, shall cease for the Blockage Period (as defined in the Subordination Agreement). Nothing set forth in this Agreement, including the agreement on the part of Bank to forbear through the Forbearance Termination Date, shall impair the ability of Bank to give notice to Creditor of the commencement


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of a "Blockage Period" (as defined in the Subordination Agreement), and all rights of Bank to give such notice and otherwise take action in respect of the Subordination Agreement are hereby expressly reserved.

         11. POWER OF ATTORNEY. Each of the officers of Bank or its successor in interest is hereby irrevocably made, constituted and appointed the true and lawful attorney for each Borrower (without requiring any of them to act as such) with full power of substitution to do the following: endorse the name of any Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to any Borrower and constitute proceeds of assets liened in favor of Bank.

         12. DISGORGEMENT. If Bank is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such Obligations or part thereof intended to be satisfied by virtue of such payment, interest or other consideration shall be revived and continue as if such payment, interest or other consideration had not been received by Bank, and Borrower shall be liable to, and shall indemnify, defend (engaging counsel acceptable to Bank) and hold Bank harmless for, the amount of such payment or interest surrendered or disgorged. The provisions of this Paragraph shall survive execution and exchange or this Agreement and the termination of the Financing Agreements.

         13. NO DEFENSES; RELIANCE. Borrower hereby confirm and reconfirm that there are no existing defenses, claims, counterclaims or rights of recoupment or set-off against Bank in connection with the negotiation, preparation, execution, performance or any other matters relating to the Financing Agreements or this Agreement. It is hereby and thereby further acknowledged and agreed that notwithstanding anything to the contrary set forth in this Agreement, Bank has and shall have no obligation to (i) further amend the Financing Agreements, or otherwise further restructure the Obligations, (ii) make any further loans, advances or extension of credit to or for the benefit of Borrower, (iii) extend the Forbearance Period or the Forbearance Termination Date, (iv) refrain from terminating the Forbearance Period upon the occurrence of any Terminating Event or (v) enter into any other instruments, agreements or documents regarding any of the same with any Borrower, and that neither Bank nor its representatives have made any agreements with, or commitments or representations or warranties to, any Borrower (either in writing or orally) other than as expressly stated in this Agreement. Nothing contained in this Agreement, or any compliance with the terms of this Agreement or any of the instruments, agreements or documents referred to in this Agreement, shall impose any obligation on the part of Bank to consummate a further restructure of the Obligations.

         14. BANK RELIANCE. Borrower expressly understand and further agree that Bank is relying on all terms, covenants, conditions, warranties and representations set forth in this Agreement including, without limitation, Bank's right to terminate the Forbearance Period at any time upon the occurrence of a Terminating Event, as a material inducement to Bank to enter into this Agreement.

         15. RELEASE. In consideration of the accommodations being made available by Bank to or for the benefit of Borrower under this Agreement including, without limitation, the forbearance on the part of Bank, Borrower, for themselves and their respective heirs, personal representatives,


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agents, employees, successors and assigns, do hereby remise, release and forever discharge Bank and its agents, employees, representatives, officers, successors and assigns of and from any and all claims, counterclaims, demands, actions and causes of action of any nature whatsoever, whether at law or in equity including, without limitation, any of the foregoing arising out of or relating to the transactions described in this Agreement, or any proposed financing arrangements to or for the benefit of any Borrower or any entities owned by or under the control of any Borrower, which against Bank or its agents, employees, representatives, officers, successors or assigns, or any of them, any Borrower now has or hereafter can or may have for or by reason of any cause, matter or thing whatsoever, from the beginning of the world to the date of this Agreement.

         16. INDEMNIFICATION. From and after the date of this Agreement, Borrower, severally and collectively, shall indemnify, defend and hold harmless Bank and its agents, employees, representatives, attorneys, successors and assigns (severally and collectively, the "Indemnified Parties") against and from any and all liability for, and against and from all losses or damages Indemnified Parties may suffer as a result of, any claim, demand, cost, expense, or judgment of any type, kind, character or nature (including attorneys' fees and court costs), which Indemnified Parties shall incur or suffer as a result of
(i) any act or omission of Borrower or any of their agents or representatives in connection with the transactions described in this Agreement and any of the instruments, agreements and documents referred to in this Agreement, (ii) the inaccuracy of any of the representations or warranties of Borrower, and (iii) the breach of any of the respective covenants set forth herein of Borrower. This indemnification shall survive execution and exchange of this Agreement.

         17. WAIVERS.

             (a) Borrower hereby waives the benefit of any theory or statute requiring the marshaling of assets or other similar legal doctrine and agree that Bank may exercise its rights against the Collateral and apply the proceeds thereof to any of the Obligations, as aforesaid.

             (b) Borrower hereby renounces any rights of notification of sale Borrower may have pursuant to Section 9504(c) of the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania; Borrower acknowledge that this renunciation is intended to be a renunciation after default, as described in
Section 9504(c) of the Uniform Commercial Code.

         18. NO COERCION. Borrower hereby represents and warrants that they are fully aware of the terms set forth in this Agreement and have voluntarily, and without coercion or duress of any kind, entered into this Agreement intending to be legally bound by its terms.

         19. APPLICABLE LAW. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.

         20. JURY TRIAL WAIVER. BORROWER HEREBY IRREVOCABLY WAIVES TRIAL BY JURY AND ANY RIGHT THERETO, AND CONSENT TO THE JURISDICTION


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OF THE COURTS OF PHILADELPHIA COUNTY, PENNSYLVANIA, AND AGREES NOT TO RAISE ANY
OBJECTION TO SUCH JURISDICTION, OR TO THE LAYING OF THE VENUE IN SUCH COMMONWEALTH, AND FURTHER AGREES THAT SERVICE OF PROCESS MAY BE DULY EFFECTED UPON THEM BY SERVICE BY CERTIFIED MAIL OR NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, CHARGES PREPAID, TO THE ADDRESSES SET FORTH ON THE FIRST PAGE OF THIS AGREEMENT.

         21. EXPENSES. On demand, Borrower will pay all reasonable expenses, including the reasonable fees and expenses of legal counsel for Bank, incurred in connection with the administration, amendment, modification or enforcement of this Agreement and the collection or attempted collection of any of the debts, liabilities and obligations referred to in this Agreement.

         22. INTEGRATION. This Agreement and the instruments, agreements and documents referred to in this Agreement shall be deemed incorporated into and made a part of the Loan Agreement, the Note and the other Financing Agreements. All such instruments, agreements and documents, and this Agreement, shall be construed as integrated and complementary of each other, and as augmenting and not restricting Bank's rights, remedies, benefits and security. If, after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute and amendment to the Financing Agreements and shall control.

         23. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         24. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         25. NO OBLIGATION. Nothing set forth herein shall obligate Buyer to enter into the Guaranty or Pledge, and Buyer shall have no liability to Bank unless and until the execution and delivery by Buyer and Bank of mutually satisfactory written agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed the day and year first above written.

                                CHRYSALIS INTERNATIONAL
                                CORPORATION, a Pennsylvania corporation


                                By: /s/ Paul J. Scmittt
                                    ---------------------------------
                                    Name: Paul J. Schmitt
                                    Title: Chairman, President and CEO

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]


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                                CHRYSALIS INTERNATIONAL PRECLINICAL
                                SERVICES CORPORATION,
                                a Pennsylvania corporation


                                By: /s/ Paul J. Scmittt
                                    ---------------------------------
                                    Name:  Paul J. Schmitt
                                    Title:   Chairman and CEO

                                CHRYSALIS DNX TRANSGENIC SCIENCES
                                CORPORATION, an Ohio corporation


                                By: /s/ Paul J. Scmittt
                                    ---------------------------------
                                    Name: Paul J. Schmitt
                                    Title: President and CEO

                                CHRYSALIS INTERNATIONAL CLINICAL
                                SERVICES CORPORATION,
                                a Delaware corporation


                                By: /s/ Paul J. Scmittt
                                    ---------------------------------
                                    Name: Paul J. Schmitt
                                    Title: Chairman

                                FIRST UNION NATIONAL BANK


                                By: /s/ Elizabeth B. Styer
                                    ---------------------------------
                                    Name: Elizabeth B. Styer
                                    Title: Senior Vice President

                                PHOENIX INTERNATIONAL LIFE
                                SCIENCES INC.


                                By: /s/ Jean-Yves Caloz
                                    ---------------------------------
                                    Name: Jean-Yves Caloz
                                    Title: Senior Vice President and Secretary



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